                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): April 16, 2001


                         SAKS CREDIT CARD MASTER TRUST
                         -----------------------------
               (Exact Name of Registrant as Specified in Charter)


      Not Applicable           333-28811-01             Not Applicable
      --------------           ------------           ------------------
      (State or Other          (Commission              (IRS Employer
      Jurisdiction of          File Number)           Identification No.)
       Incorporation)


                140 Industrial Drive, Elmhurst, Illinois, 60126
                -----------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (630) 516-8080
                                --------------
             (Registrant's Telephone Number, including Area Code)

Item 5.    Other Events.
------     ------------

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of March 2001, to the Series 1997-2 Certificateholders on April 16, 2001.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of March 2001, to the Series 1998-2 Certificateholders on April 16, 2001.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of March 2001, to the Series 1999-1 Certificateholders on April 16, 2001.


Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------

     (c)    Exhibits.

            The following exhibits are filed herewith:

     Exhibit No.    Description
     -----------    -----------

        99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of March 2001

        99.2 Series 1998-2 Monthly Certificateholders' Statement for the month of March 2001

        99.3 Series 1999-1 Monthly Certificateholders' Statement for the month of March 2001

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST
                                       (Registrant)


                                       /s/ Charles J. Hansen
                                       ---------------------
                                       Charles J. Hansen
                                       Senior Vice President and
                                       Associate General Counsel

Date:  April 16, 2001

                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------

 99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of March 2001

 99.2 Series 1998-2 Monthly Certificateholders' Statement for the month of March 2001

 99.3 Series 1999-1 Monthly Certificateholders' Statement for the month of March 2001